SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Pratt Street, Suite 1400, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 951-4800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On November 1, 2007, FTI Consulting, Inc. (“FTI”) held a conference call relating to our financial results for the nine months and three months ended September 30, 2007, operating results by business segment, updated guidance for 2007 and other information. The full text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The transcript contains some discussion regarding FTI’s earnings before interest, taxes, depreciation and amortization, including amortization of intangible assets and amortization of litigation settlements (“EBITDA”), EBITDA by business segment, EBITDA margins. In addition, the transcript mentions earnings per share adjusted for special charges for the period ended September 30, 2006. Although the forgoing financial measures are not measures of financial condition or performance determined in accordance with generally accepted accounting principles (“GAAP”), FTI believes that they are useful operating performance measures for evaluating our results of operations from period to period and year to year, and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses EBITDA to evaluate and compare the operating performance of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it considers acquiring. The non-GAAP financial measures discussed by FTI are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. We believe that EBITDA as a supplemental financial measure is also indicative of FTI’s capacity to incur and service debt and thereby provides additional useful information to investors regarding FTI’s financial condition and results of operations. EBITDA for purposes of the covenants set forth in our senior secured bank credit facility is not calculated in the same manner as calculated for other purposes.

The information included herein, including Exhibit 99.1 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Transcript of November 1, 2007 conference call of FTI Consulting, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: November 6, 2007	By:	/S/ ERIC B. MILLER
Eric B. Miller
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of November 1, 2007 conference call of FTI Consulting, Inc.